CONFORMED COPY


                        SECOND AMENDMENT AND RESTATEMENT


                    AGREEMENT dated as of March 31, 2000 (this "Second Amendment and Restatement" or this "Amendment") in respect of the SHORT-TERM REVOLVING CREDIT AGREEMENT dated as of February 25, 1998, as amended and restated pursuant to the Amendment and Restatement Agreement dated as of February 23, 1999, and as further amended as of January 17, 2000 (the "Credit Agreement"), among BURLINGTON RESOURCES INC., a Delaware corporation (the "Borrower"), the financial institutions (the "Lenders") listed on the signature pages thereof, Citibank, N.A., as syndication agent for the Lenders, Chase Bank of Texas, N.A. ("Chase" and, in its capacity as administrative agent for the Lenders, the "Administrative Agent"), The Chase Manhattan Bank, as auction administrative agent for the Lenders (in such capacity, the "Auction Administrative Agent"), and Bank of America, N.A. and Fleet National Bank, as co-documentation agents for the Lenders.

     The Borrower has advised the Lenders that it desires to (i) amend the Credit Agreement to, among other things, extend the Stated Termination Date thereof an additional 364 days and revise certain pricing terms thereunder, (ii) obtain a new short-term revolving credit facility in the amount of C$500,000,000 (the "Canadian Revolving Credit Agreement") for Burlington Resources Canada Energy Limited, its Canadian subsidiary and (iii) amend its Long-Term Revolving Credit Agreement to reflect the extension of the Credit Agreement and the addition of the Canadian Revolving Credit Agreement (the "Second Long-Term Amendment and Restatement"), and has requested in connection therewith that the Credit Agreement be amended and restated as set forth in Section 1 below and the parties hereto are willing so to amend the Credit Agreement. Each capitalized term used but not defined herein has the meaning assigned thereto in the Credit Agreement.

     In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

     SECTION 1. Amendment and Restatement. Upon the effectiveness of this Second Amendment and Restatement as provided in Section 3 below, the Credit Agreement shall be amended and restated in the form resulting from the following revisions:

          (a) Addition of Definition of Canadian Revolving Credit Agreement.
     Section 1.01 of the Credit Agreement is hereby amended by inserting the following definition immediately prior to the definition of "Capitalization":

               "Canadian Revolving Credit Agreement" means the Short-Term Revolving Credit Agreement dated as of March 31, 2000, among Burlington Resources Canada Energy Ltd., as the borrower, Burlington Resources Inc., as parent, the financial institutions party thereto, Royal Bank of Canada, as administrative agent and co-arranger for such financial institutions, The Chase Manhattan Bank of Canada, as syndication agent and lead arranger for such financial institutions, and The Bank of Nova Scotia, as documentation agent and co-arranger for such financial institutions.

          (b) Amendment of Definition of Effective Date. The definition of "Effective Date" in Section 1.01 of the Credit Agreement is hereby amended by deleting the reference to "February 23, 1999" and replacing it with the date "March 31, 2000."

          (c) Extension of Stated Termination Date. The definition of "Stated Termination Date" in Section 1.01 of the Credit Agreement is hereby amended by deleting the reference to "March 31, 2000" and replacing it with the date "March 29, 2001."

          (d) Extension of Stated Termination Date and Replacement of Lenders.
     Section 2.21(d) and Section 2.22 of the Credit Agreement are hereby amended by adding the phrase "or the Canadian Revolving Credit Agreement, as the case may be" immediately following each reference to the Long-Term Revolving Credit Agreement in each such Section.

          (e) Modification of Debt to Capitalization Test. Paragraph (1) of
     Section 5.02(b) of the Credit Agreement is hereby amended by (i) inserting the phrase "or the Canadian Revolving Credit Agreement" immediately prior to the phrase "or any replacement therefor" and (ii) inserting the phrase "the sum of the unused commitment under the Canadian Revolving Credit Agreement and" immediately following the phrase "shall not exceed" in such paragraph.

          (f) Amendment of Negative Covenant with Respect to Mergers. Section 5.02(d) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

               "(d) Mergers, Etc. Merge, amalgamate or consolidate with any Person, or permit any Material Subsidiary to merge, amalgamate or consolidate with any Person, except that (i) any Subsidiary may merge, amalgamate or consolidate with (or liquidate into) any other Subsidiary or may merge, amalgamate or consolidate with (or liquidate into) the Borrower, provided that (A) if such Subsidiary merges, amalgamates or consolidates with (or liquidates into) the Borrower, either the survivor or successor is the Borrower or such successor or surviving Business Entity is organized and existing under the laws of the United States and expressly assumes the obligations of the Borrower hereunder and under the Notes, (B) if any such Subsidiary merges, amalgamates or consolidates with (or liquidates into) any other Subsidiary of the Borrower, one or more Business Entities that are Subsidiaries of the Borrower are the surviving or successor Business Entity(ies) and, if any such Subsidiary is not directly or indirectly wholly-owned by the Borrower, such merger, amalgamation or consolidation is on an arm's length basis and (C) as a result of such merger, amalgamation or consolidation, no Event of Default, and no event which with lapse of time or the giving of notice, or both, would constitute an Event of Default, shall have occurred and be continuing, and (ii) the Borrower or any Material Subsidiary may merge, amalgamate or consolidate with any other Business Entity (that is, in addition to the Borrower or any other Subsidiary), provided that (A) if the Borrower merges, amalgamates or consolidates with any such other Business Entity(ies), the survivor or successor Business Entity is the Borrower, (B) if any Material Subsidiary merges, amalgamates or consolidates with any such other Business Entity, each surviving or successor Business Entity is a directly or indirectly wholly-owned Subsidiary, and (C) if either the Borrower or any Material Subsidiary merges, amalgamates or consolidates with any such other Business Entity, after giving effect to such merger, amalgamation or consolidation no Event of Default, and no event which with lapse of time or the giving of notice, or both, would constitute an Event of Default, shall have occurred and be continuing."

          (g) Cross Default to Canadian Revolving Credit Agreement. Section 6.01(k)of the Credit Agreement is hereby amended by inserting the phrase "or the Canadian Revolving Credit Agreement" immediately following the reference to the Long-Term Revolving Credit Agreement in such Section.

          (h) Revised Pricing Grid. Schedule II to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule II attached hereto.

          (i) Conforming References. All references in the Credit Agreement and the Exhibits to agents, to the Credit Agreement and to the Long-Term Revolving Credit Agreement shall be conformed to reflect this Second Amendment and Restatement, the Second Long-Term Amendment and Restatement and the Canadian Revolving Credit Agreement.

     SECTION 2. Representations and Warranties. The Borrower represents and warrants as of the effective date of this Second Amendment and Restatement to each of the Lenders that:

          (a) Immediately before and immediately after giving effect to this Second Amendment and Restatement, the representations and warranties set forth in the Credit Agreement are true and correct in all material respects with the same effect as if made on the effective date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

          (b) Immediately before and immediately after giving effect to this Second Amendment and Restatement, no Event of Default or Default has occurred and is continuing.

     SECTION 3. Conditions to Effectiveness. This Second Amendment and Restatement shall become effective as of the date hereof when Chase shall have
(a) received counterparts of this Second Amendment and Restatement that, when taken together, bear the signatures of the Borrower, the Administrative Agent, Chase and each Lender, and (b) been advised by the Borrower that the Second Long-Term Amendment and Restatement and the Canadian Revolving Credit Agreement have become effective.

     SECTION 4. Agreement. Except as specifically stated herein, the provisions of the Credit Agreement are and shall remain in full force and effect. As used therein, the terms "Credit Agreement," "herein," "hereunder," "hereinafter," "hereto," "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby.

     SECTION 5. Applicable Law. THIS SECOND AMENDMENT AND RESTATEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 6. Counterparts. This Second Amendment and Restatement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

     SECTION 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for all out-of-pocket expenses incurred by it in connection with this Second Amendment and Restatement, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                            BURLINGTON RESOURCES INC.


                            By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                            CHASE BANK OF TEXAS, N.A.,
                            as Administrative Agent


                            By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                            CITIBANK, N.A., as Syndication Agent


                            By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                            BANK OF AMERICA NATIONAL
                            TRUST AND SAVINGS ASSOCIATION,
                            as Documentation Agent


                            By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                            FLEET NATIONAL BANK,
                            as Documentation Agent


                            By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

The Lenders


                            CHASE BANK OF TEXAS, N.A.


                            By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                            CITIBANK, N.A.


                            By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                            BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                            ASSOCIATION


                            By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                            FLEET NATIONAL BANK


                            By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                            MELLON BANK, N.A.


                            By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                            WELLS FARGO BANK


                            By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                            THE BANK OF NEW YORK


                            By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                            THE BANK OF TOKYO-MITSUBISHI, LTD.


                            By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                            THE NORTHERN TRUST COMPANY


                            By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                            WACHOVIA BANK, N.A.


                            By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                            NATIONSBANK, N.A.


                            By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                            PARIBAS


                            By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                            BANK OF MONTREAL


                            By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                            BARCLAYS BANK PLC


                            By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                            DEUTSCHE BANK


                            By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                                                     SCHEDULE II



                                  PRICING GRID


------------------------------------------------------------------------------------------------------------------
                 LEVEL I          LEVEL II        LEVEL III        LEVEL IV         LEVEL V         LEVEL VI
------------------------------------------------------------------------------------------------------------------
Basis for        If the           If the          If the           If the           If the          If Levels I-V
Pricing          Borrower's       Borrower's      Borrower's       Borrower's       Borrower's      do not apply.
                 senior           senior          senior           senior           senior
                 unsecured long   unsecured       unsecured long   unsecured long   unsecured
                 term debt is     long term       term debt is     term debt is     long term
                 rated at least   debt is rated   rated at least   rated at least   debt is rated
                 A by S&P or A2   at least A-     BBB+ by S&P or   BBB by S&P or    at least BBB-
                 by Moody's.      by S&P or A3    Baa1 by          Baa2 by          by S&P or
                                  by Moody's.     Moody's.         Moody's.         Baa3 by
                                                                                    Moody's.
------------------------------------------------------------------------------------------------------------------
Facility Fee          .060%           .080%            .100%            .125%           .150%            .200%
Percentage
------------------------------------------------------------------------------------------------------------------
Applicable            .165%           .170%            .275%            .375%           .475%            .675%
Margin
------------------------------------------------------------------------------------------------------------------

The applicable pricing level shall change on the date of any relevant change in the rating by S&P or Moody's of any public long term senior unsecured debt securities of the Borrower. In the case of split ratings from S&P and Moody's, the rating to be used to determine the applicable pricing level is the higher of the two (e.g., A-/Baal results in Level II pricing), provided that in the event the split is more than one full category, the average (or the higher of two intermediate ratings) shall be used (e.g., A-/Baa2 results in Level III pricing, as does A-/Baa3).